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                                                                  Exhibit 23.1
                                         to Registration Statement on Form S-4

                          INDEPENDENT AUDITORS' CONSENT

To the Board of Directors and Stockholder of RBX Corporation
Roanoke, Virginia

We consent to the use in this Amendment No. 3 to Registration Statement of RBX Corporation No. 333-49735 of our report dated March 17, 1998, appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the heading of "Experts" in such Prospectus.






/s/ Deloitte & Touche LLP

Richmond, Virginia
June 5, 1998